Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Menderes Akdag, Chief Executive Officer and President (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the quarter ended December 31, 2007 (the "Report") of the Registrant, that:

  (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                  Date: February 1, 2008

                                   By:  /s/  Menderes Akdag
                                      ----------------------------------
                                      Menderes Akdag
                                      Chief Executive Officer and
                                      President

                                   By:  /s/  Bruce S. Rosenbloom
                                      ----------------------------------
                                      Bruce S. Rosenbloom
                                      Chief Financial Officer